NOTICE AND PROXY STATEMENT
NAIC GROWTH FUND, INC.
NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
April 17, 2003

To the shareholders of the NAIC Growth Fund, Inc.:

Notice is hereby given that the 2003 Annual Meeting of Shareholders (the "Meeting") of the NAIC Growth Fund, Inc. (the
"Fund") will be held at the Fund's principal executive offices located at 711 West Thirteen Mile Road, Madison Heights, Michigan, on Thursday, April 17, 2003 at 2:00 p.m. for the following purposes:

1.  To elect a Board of eight (8) Directors;

2. To ratify or reject the selection of Plante & Moran, PLLC as independent auditors of the Fund for the calendar year ending December 31, 2003; and

3. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February
27, 2003 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

					Lewis A. Rockwell, Secretary

February 28, 2003



PROXY STATEMENT

NAIC GROWTH FUND, INC.
711 West Thirteen Mile Road
Madison Heights,  Michigan 48071
2003 Annual Meeting of Shareholders
April 17, 2003

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NAIC Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2003 Annual Meeting of Shareholders of the Fund (the "Meeting"), to be held at the executive offices of the National Association of Investors Corporation, 711 West Thirteen Mile Road, Madison Heights, Michigan 48071, at 2:00 p.m. on April 17, 2003. The approximate mailing date of this Proxy Statement is February 28, 2003.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

Unless instructions to the contrary are marked, proxies will be voted for the election of eight Directors and for the ratification of the independent auditors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

The Directors have fixed the close of business on February 27, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of December 31, 2002, the Fund had outstanding 2,264,097 shares of common stock, par value $0.001 per share.

To the knowledge of the Fund as of December 31, 2002, the following number of shares of the Fund's common stock $0.001 par value were beneficially owned by each officer, director and nominee and by all directors and officers of the Fund as a group. The address of each is the address of the Fund. No person is known by the Fund to be the beneficial owner of more than 5% of the Fund's issued and outstanding common stock.


                       Number of Shares and Nature           Percent
Owner                  of Beneficial Ownership as of         of Class
                            December 31, 2002 (a)

All officers and
Directors as a group
(8 persons)                       164,834                     7.3%

Thomas E. O'Hara,
Chairman and Director               9,020                       *

Kenneth S. Janke,
President, Treasurer
and Director                       19,189                       *

Lewis A. Rockwell,
Secretary and Director             18,957                       *

Peggy L. Schmeltz,
Director                           14,980                       *

Carl A. Holth, Director             1,690                       *

James M. Lane, Director             2,300                       *

Benedict J. Smith,
Director                            1,309                       *

Luke E. Sims, Director             97,389                     4.3%




 (a)	The nature of beneficial ownership of shares shown in this column is sole voting and investment power unless otherwise indicated.  The shares shown for Messrs. O'Hara, Janke and Rockwell include 7,455 shares owned by the Mutual Investment Club of Detroit Limited
Partnership, a Michigan limited partnership, of which Mr. Rockwell and revocable living trusts of which Messrs. O'Hara and Janke are trustees, are general partners. Mr O'Hara's trust is also the managing general partner of the O'Hara family Limited Partnership, which is a general partner of the Mutual Investment Club of Detroit Limited Partnership.  The
individual retirement accounts of Messrs. O'Hara and Janke are limited partners of the Mutual Investment Club of Detroit Limited Partnership.
The shares shown for Messrs. O'Hara and Janke also include 250 shares owned by the National Association of Investors Corporation and held by
NAIC Associates, a Michigan co-partnership, a nominee partnership in which Messrs. O'Hara, Janke and James T. Sobol (Vice President of
Finance of the National Association of Investors Corporation) are the sole
partners.   The shares shown for Mr. Janke include 10,139 shares owned by a trust of which he is trustee and 1,345 shares owned by his wife. The shares shown for Mr. Holth are owned by a revocable living trust of which he is trustee. Mr. Sims has informed the Fund that he beneficially owns an aggregate of 97,389 shares, of which 45 are owned by his self-directed Keogh plan, 28,099 are owned individually, 17,415 are owned through custodianships for his children, and 51,830 are owned through a limited liability company established by Mr. Sims of which he is the sole manager, has complete control over the investment decisions and is the sole beneficial owner of the securities held by such limited liability company.

*    Less than 1%.


The Fund has no standing nominating or compensation committees of the Board of Directors, or committees performing similar functions.
The Fund has a Management Proxy Committee comprised of Messrs.
O'Hara and Janke to cast votes represented by properly executed proxies. The Fund also has an audit committee comprised of Messrs. O'Hara, Holth and Smith. The audit committee reviews the services provided by the Fund's independent accountants and consults with the accountants. Messrs. Holth and Smith are independent directors within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. A copy of the report of the audit committee is attached hereto as Exhibit A. The Board of Directors of the Fund has not adopted a written charter for the audit committee.

The Directors of the Fund know of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


Section 16(a) Beneficial Ownership Reporting Compliance
Directors and officers of the Fund and certain of its affiliates and beneficial owners of more than 10% of the Fund's common stock are required to file initial reports of ownership and reports of changes in ownership of the Fund's common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. The Fund has reviewed such reports received by it and written representations of such persons who are known by the Fund, and based solely upon such review, the Fund believes that during the year ended December 31, 2002 all filing requirements were met, though Messrs. O'Hara, Janke, and Rockwell each inadvertently filed late Form 4's. Mr. O'Hara was late in filing one report for three different transactions; Mr. Rockwell was late in filing two reports for seven different transactions; and Mr. Janke was late in filing three reports for three different transactions.




PROPOSAL NO. 1
(Election of Directors)
A Board of eight (8) Directors to serve for a term of one (1) year, or until their successors are elected and qualified, is to be elected at the Meeting. Unless authorization to do so is withheld, it is intended that the proxies will be voted for the election of the nominees named below.
Directors will be elected by a plurality of votes cast at the Meeting. If any nominee becomes unavailable for election, an event not now anticipated by the Board of Directors, the proxy will be voted for such other nominee as may be designated by the Board of Directors. Listed below are all nominees and their backgrounds. "Interested persons" of the Fund are those persons who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.



Directors Who Are Interested Persons of the Fund

Thomas E. O'Hara
Age 87
Chairman of the Board and Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman Emeritus of the Board and Trustee of the National Association of Investors Corporation, a nonprofit corporation engaged in investment education ("NAIC") and Chairman Emeritus and Director of Growth Fund Advisor, Inc., the Fund's investment adviser (the "Investment Adviser") February, 2002 to present. Chairman and Trustee of NAIC and Chairman and Director of the Investment Adviser to February, 2002.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.

Kenneth S. Janke
Age 68
Director, President and Treasurer
Term of Office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman and Trustee of NAIC and Chairman, Chief Executive Officer and Director of the Investment Adviser July, 2002. Chairman,
Chief Executive Officer and Trustee of NAIC and Chairman and Chief Executive Officer and Director of the Investment Adviser from
February, 2002 to July 2002. President and Director of the Investment Adviser to February, 2002.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
Director, AFLAC.

Lewis A. Rockwell
Age 84
Director and Secretary
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Counsel to the law firm of Bodman, Longley & Dahling LLP, counsel to the Fund, NAIC and the Investment Adviser; Trustee and Secretary of NAIC; Director and Secretary of the Investment Adviser.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.

Peggy L. Schmeltz
Age 75
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years.

Adult Education Teacher; Trustee of NAIC; Director of Bowling Green State University Foundation Board. Former member of NYSE Advisory Committee.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.


*The address of each is the address of the Fund. Messrs. O'Hara, Janke and Rockwell and Mrs. Schmeltz are interested persons of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. O'Hara is an interested person because he is a trustee of NAIC and a director of the Investment Adviser. Messrs. Janke and Rockwell are interested persons because they are trustees and officers of NAIC and directors and officers of the Investment Adviser, as noted above.
Mrs. Schmeltz is an interested person because she is a trustee of NAIC.

**The Fund is not part of any fund complex.

Carl A. Holth
Age 70
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

President and Director, Greater Detroit Capital Corporation; Financial Consultant and President of Carl A. Holth & Associates, Inc. (a private financial consulting and business appraisal firm); Director, Sunshine Fifty, Inc., and Harrison Piping Supply, Inc.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None.

Benedict J. Smith
Age 82
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Retired; Director and Treasurer, Detroit Executive Service Corps;
Director, Vista Maria (nonprofit charitable organization); Trustee, Henry Ford Health System, Behavioral Services.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
None

James M. Lane
Age 73
Director
Term of office
one year.
Served as a director since 1996.

Principal Occupation(s) During Past 5 Years

Retired; Director, Wheaton College, William Tyndale College,
Baseball Chapel, Inc. and Christian Camps, Inc.

Number of Portfolios in Fund Complex Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
Chateau Communities, Inc. (Owner and operator of manufactured home communities)

Luke E. Sims
Age 53
Director
Term of office
one year.
Served as a director since 2002.

Principal Occupation(s) During Past 5 Years

Partner in the law firm of Foley & Lardner; Director, Wilson-Hurd Mfg. Co. and Notre Dame Middle School, Inc.

Number of Portfolios in Fund Overseen by Director or
Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director
LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear)


*The address of each is the address of the Fund.

*The Fund is not part of any fund complex.



The Fund's Investment Adviser is a wholly owned subsidiary of N.A.I.C. Holding Corporation, a Michigan corporation which conducts no business activities. NAIC and N.A.I.C. Holding Corporation are each wholly owned subsidiaries of the National Association of Investment
Clubs Trust (the "Trust"). Mr. O'Hara is the Chairman Emeritus and a Trustee of the Trust; Mr. Janke is the Chairman and a Trustee of the Trust; and Mr. Rockwell is the Secretary and a Trustee of the Trust. The Fund is the Investment Adviser's sole advisory client.

No director or nominee for election as director, nor any of their immediate family members, owns any securities beneficially or of record in the Fund's Investment Adviser or any of its affiliates.

There were four meetings of the Board of Directors held during 2002. Each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board on which he or she served during 2002.




Dollar Range of Common Stock Owned by Directors and Nominee

The following tables set forth the dollar range of the Fund's common stock, par value $0.001 per share, which is the Fund's only equity security, owned by each director and nominee, valued at price per share of $10.90 as of February 6, 2003.

Nominee Directors Who Are Interested Persons of the Fund

Name of Director       Dollar Range of Equity     Aggregate Dollar Range
or Nominee             Securities in the Fund     of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*

Thomas E. O'Hara       $50,001 - $100,000         $50,001 - $100,000

Kenneth S. Janke       Over $100,000              Over $100,000

Lewis A. Rockwell      Over $100,000              Over $100,000

Peggy L. Schmeltz      Over $100,000              Over $100,000


*The Fund is not part of a family of investment companies.


Nominee Directors Who Are Not Interested Persons of the Fund

Name of Director      Dollar Range of Equity      Aggregate Dollar Range
or Nominee            Securities in the Fund      of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*

Carl A. Holth         $10,001 - $50,000           $10,001 - $50,000

Benedict J. Smith     $10,001 - $50,000           $10,001 - $50,000

James M. Lane         $10,001 - $50,000           $10,001 - $50,000

Luke E. Sims          Over $100,000               Over $100,000


*The Fund is not part of a family of investment companies.


Compensation
The following table sets forth the aggregate compensation paid to all directors in 2002. Directors who are affiliated with the Investment Adviser or the Investment Adviser's affiliates do not receive any compensation for service as a director. The Chairman and President are not compensated by the Fund, except for reimbursement for out-of-pocket expenses relating to attendance at meetings and other operations of the Fund. No other officer of the Fund received compensation from the Fund in 2002 in excess of $60,000.

Directors Who Are Interested Persons of the Fund

Name of Person,
   Position
Thomas E. O'Hara,
Chairman and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None

Name of Person,
   Position
Kenneth S. Janke,
President, Treasurer and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None

Name of Person,
   Position
Lewis A. Rockwell,
Secretary and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None


Name of Person,
   Position
Peggy L. Schmeltz,
Director

Aggregate Compensation from Fund*
$1900.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1900.00


*All amounts shown are for service as a director.

**The Fund is not part of any fund complex.


Directors Who Are Not Interested Persons of the Fund

Name of Person,
   Position
Carl A. Holth,
Director

Aggregate Compensation from Fund*
$1900.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1900.00

Name of Person,
   Position
James M. Lane,
Director

Aggregate Compensation from Fund*
$1900.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1900.00

Name of Person,
   Position
Benedict M. Smith,
Director

Aggregate Compensation from Fund*
$1900.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1900.00

Name of Person,
   Position
Luke E. Sims,
Director

Aggregate Compensation from Fund*
$1900.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1900.00


*All amounts shown are for service as a director.

**The Fund is not part of any fund complex.




PROPOSAL NO. 2
(Selection of Independent Accounts)
The Board of Directors has selected Plante & Moran, PLLC, independent accountants, to examine the financial statements of the Fund for the year ending December 31, 2003. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. Representatives of Plante & Moran, PLLC are expected to be present at the Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors recommends that shareholders vote "FOR" the ratification of Plante & Moran, PLLC as the independent accountants for the Fund.

AUDIT FEES,
FINANCIAL INFORMATION, SYTEM DESIGNS AND
IMPLEMENTATION FEES, AND
ALL OTHER FEES

Fees paid to Plante & Moran, PLLC for the last annual audit were $18,000. There were no financial information systems design and implementation fees or other fees paid to Plante & Moran, PLLC for the year ending December 31, 2002.

PROPOSALS OF SHAREHOLDERS
Shareholder proposals for the 2004 Annual Meeting of Shareholders must comply with applicable rules of the Securities and Exchange Commission (including Rule 14a-8) and be received by the Fund at P.O. Box 220, Royal Oak, Michigan 48068 before the close of business on November 28, 2003 for consideration for inclusion in the Fund's proxy statement. Shareholder proposals should be addressed to the attention of the Fund's Secretary.

MISCELLANEOUS
The Board of Directors is not aware of any other business that will be presented for action at the Meeting. If any other business comes before the Meeting, the Management Proxy Committee has been directed by the Board of Directors to cast such votes at its discretion. The cost of preparing and mailing the notice of meeting, proxy statement and proxy to the shareholders will be borne by the Fund.

By Order of the Board of Directors

February 28, 2003


                                        Lewis A. Rockwell, Secretary



EXHIBIT A


Report of Audit Committee


February 12, 2003

To the Board of Directors of the NAIC Growth Fund, Inc.:

We have reviewed and discussed with management the Fund's audited financial statements as of and for the year ended December 31, 2002.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report for the year ended December 31, 2002.

Thomas E. O'Hara, Chairman

Carl A. Holth, Member

Benedict J. Smith, Member